Exhibit 10.2f

NORTH CAROLINA	)
	)	FIFTH LEASE AMENDMENT
FORSYTH COUNTY	)

This Fifth Lease Amendment (this “Fifth Amendment”), made effective as of the 1st day of October, 2009 (the “Amendment Date”), by and between Wake Forest University Health Sciences, a North Carolina non-profit corporation having its principal office in Winston-Salem, North Carolina (“Landlord”), and Targacept, Inc., a Delaware corporation having its principal office in Winston-Salem, North Carolina (“Tenant”), amends that certain Lease effective August 1, 2002, as amended by the First Lease Amendment effective January 1, 2005, the Second Lease Amendment effective March 31, 2006, the Third Lease Amendment effective January 1, 2007 and the Fourth Lease Amendment effective August 1, 2007 (the “Lease”).

WITNESSETH:

WHEREAS, pursuant to paragraphs 6.2.1 and 6.2.2 of the Lease, Landlord agreed to provide the 2007 Upfitting Funding and to recover the amount thereof, with interest, through an increase to the rental rate payable by Tenant under the Lease over a specified period; and

WHEREAS Landlord and Tenant desire to amend the Lease to decrease the rental rate payable by Tenant thereunder to reflect a reduction in the interest rate applicable to the 2007 Upfitting Funding;

NOW, THEREFORE, for and in consideration of the premises, of the rents reserved and to be paid by Tenant to Landlord, and of the additional mutual covenants of the parties, Landlord and Tenant hereby agree as follows:

1.	Unless otherwise defined herein, all of the capitalized terms of this Fifth Amendment shall have the respective meanings ascribed to them in the Lease.

2.	The Lease is amended by:

a.	deleting the last two sentences of paragraph 6.2.2 of the Lease and substituting the following in lieu thereof:

“If the Lease terminates upon expiration of the Renewal Term (not, for clarity, the Second Renewal Term), the amount payable to Landlord will be $658,085.71, provided that all installments of Rent have been timely paid. A schedule depicting the amortization of the 2007 Upfitting Funding (based upon a 7% interest rate from October 1, 2009) is attached to the Lease as Exhibit D.”;

b.	deleting the table under the heading “Renewal Term” in paragraph 3.1 of the Lease and substituting the following in lieu thereof, with the remainder of paragraph 3.1 remaining unchanged:

“BUILDING SPACE AND TERM	SF	RENT	COMMENTS	TOTAL ANNUAL RENT (per month) *prior to Fifth Amendment*			TOTAL ANNUAL RENT (per month) *as of effective date of Fifth Amendment*
1st Floor:
8/1/07-9/30/09 10/1/09-7/31/12	13,955	$18.80/rsf Base		$ $	262,354.00 (21,862.83/mo	)	$ $	262,354.00 (21,862.83/mo	)
8/1/07-9/30/09	13,955	$34.59/rsf Upfit Amortized	Upfit costs of $2.5 million initially @ 9% / 84 months	$ $	482,672.40 (40,222.70/mo	)		n/a
10/1/09-7/31/12	13,955	$33.21/rsf Upfit Amortized	Upfit costs of $1.7 million @ 7% / 51 months		n/a		$ $	463,437.00 (38,619.75/mo	)
SUBTOTAL				$ $	745,026.40 (62,085.53/mo	)	$ $	725,791.00 (60,482.58/mo	)
3rd and 4th Floor: 8/1/07-9/30/09 10/1/09-7/31/12	40,432	$33.60/rsf	Current rate is $36/sf to 7/31/07	$ $	1,358,515.20 (113,209.60)		$ $	1,358,515.20 (113,209.60)
1st Floor: 8/1/07-9/30/09 10/1/09-7/31/12	2,969	$18.80/rsf		$ $	55,817.20 (4,651.43)		$ $	55,817.20 (4,651.43)
SUBTOTAL				$ $	1,414,332.40 (117,861.03/mo	)	$ $	1,414,332.40 (117,861.03/mo	)
TOTAL:				$ $	2,159,358,80 (179,946.57/mo	)	$ $	2,140,123.40 (178,343.61/mo	)
Second Floor*	20,669	20.00/rsf			$413,380.00 (34,448.33)		$ $	413,380.00 (34,448.33)

*	if corresponding Option to Lease is exercised by Tenant”; and

c.	inserting Attachment I to this Fifth Amendment at the end of the Lease as new Exhibit D.

3.	Except as amended herein, all of the terms and conditions of the Lease remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Fifth Amendment to be executed, pursuant to authority duly granted, effective as of the Amendment Date.

LANDLORD:		TENANT:

Wake Forest University Health Sciences		Targacept, Inc.

By:	/s/ Douglas L. Edgeton	By:	/s/ J. Donald deBethizy
	Douglas L. Edgeton		J. Donald deBethizy
	Executive Vice President & COO		President

Date: 1/20/2010		Date: 1/15/2010

Attachment I

MONTHLY ADJUSTMENT

Interest Rate Applicable to 2007

Upfitting Funding

	Prior to 10/1/2009 (9%)	On and after 10/1/2009 (7%)	Difference
10/1/2009	$40,222.70	$38,619.75	$1,602.94
11/1/2009	$40,222.70	$38,619.75	$1,602.94
12/1/2009	$40,222.70	$38,619.75	$1,602.94
1/1/2010	$40,222.70	$38,619.75	$1,602.94
2/1/2010	$40,222.70	$38,619.75	$1,602.94
3/1/2010	$40,222.70	$38,619.75	$1,602.94
4/1/2010	$40,222.70	$38,619.75	$1,602.94
5/1/2010	$40,222.70	$38,619.75	$1,602.94
6/1/2010	$40,222.70	$38,619.75	$1,602.94
7/1/2010	$40,222.70	$38,619.75	$1,602.94
8/1/2010	$40,222.70	$38,619.75	$1,602.94
9/1/2010	$40,222.70	$38,619.75	$1,602.94
10/1/2010	$40,222.70	$38,619.75	$1,602.94
11/1/2010	$40,222.70	$38,619.75	$1,602.94
12/1/2010	$40,222.70	$38,619.75	$1,602.94
1/1/2011	$40,222.70	$38,619.75	$1,602.94
2/1/2011	$40,222.70	$38,619.75	$1,602.94
3/1/2011	$40,222.70	$38,619.75	$1,602.94
4/1/2011	$40,222.70	$38,619.75	$1,602.94
5/1/2011	$40,222.70	$38,619.75	$1,602.94
6/1/2011	$40,222.70	$38,619.75	$1,602.94
7/1/2011	$40,222.70	$38,619.75	$1,602.94
8/1/2011	$40,222.70	$38,619.75	$1,602.94
9/1/2011	$40,222.70	$38,619.75	$1,602.94
10/1/2011	$40,222.70	$38,619.75	$1,602.94
11/1/2011	$40,222.70	$38,619.75	$1,602.94
12/1/2011	$40,222.70	$38,619.75	$1,602.94
1/1/2012	$40,222.70	$38,619.75	$1,602.94
2/1/2012	$40,222.70	$38,619.75	$1,602.94
3/1/2012	$40,222.70	$38,619.75	$1,602.94
4/1/2012	$40,222.70	$38,619.75	$1,602.94
5/1/2012	$40,222.70	$38,619.75	$1,602.94
6/1/2012	$40,222.70	$38,619.75	$1,602.94
7/1/2012	$40,222.70	$38,619.75	$1,602.94
8/1/2012	$40,222.70	$38,619.75	$1,602.94
9/1/2012	$40,222.70	$38,619.75	$1,602.94
10/1/2012	$40,222.70	$38,619.75	$1,602.94
11/1/2012	$40,222.70	$38,619.75	$1,602.94
12/1/2012	$40,222.70	$38,619.75	$1,602.94
1/1/2013	$40,222.70	$38,619.75	$1,602.94
2/1/2013	$40,222.70	$38,619.75	$1,602.94
3/1/2013	$40,222.70	$38,619.75	$1,602.94
4/1/2013	$40,222.70	$38,619.75	$1,602.94
5/1/2013	$40,222.70	$38,619.75	$1,602.94
6/1/2013	$40,222.70	$38,619.75	$1,602.94
7/1/2013	$40,222.70	$38,619.75	$1,602.94
8/1/2013	$40,222.70	$38,619.75	$1,602.94
9/1/2013	$40,222.70	$38,619.75	$1,602.94
10/1/2013	$40,222.70	$38,619.75	$1,602.94
11/1/2013	$40,222.70	$38,619.75	$1,602.94
12/1/2013	$40,222.70	$38,619.75	$1,602.94

GRAND TOTAL			$81,750.19